SENTRY ACCOUNTING, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AUTHORIZED : 50,000,000 COMMON SHARES, NO PAR VALUE

      NUMBER                                                      SHARES
    ----------                                                  ----------

    ----------                                                  ----------

                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                                                            ------------------
                                                             CUSIP 81730N 10 6
                                                            ------------------

This Certifies That,


is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE

                             Sentry Accounting, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officer and to be sealed with the facsimile seal of the Corporation.

Dated:

                            Sentry Accounting, Inc.     /s/ Teresa B. Crowley
                                Corporate Seal        --------------------------
                                   Florida                President/Secretary


Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Rd., Tamarac, FL  33321
By:
   -----------------------------------
            Transfer Agent

                             Sentry Accounting, Inc.
                      Florida Atlantic Stock Transfer, Inc.
                            Transfer Fee: As Required



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The following  abbreviations,  when used in the  inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________Custodian for _________________
                      (Cust.)                      (Minor)
                    under Uniform Gifts to Minors

                    Act of _______________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received  ______________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


               _________________________________________________
               Please print or type name and address of assignee

           _________________________________________________________

           _________________________________________________________

           _________________________________________________________

           ___________________________________________________Shares

          of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

           _________________________________________________________

           _________________________________________________________

          Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

          Dated _____________________ 19__

SIGNATURE GUARANTEED:                           X_______________________________

                                                X_______________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.